(h)(7) Limited Powers of Attorney for Diane M. Aigotti, Ellen S. Alberding, James H. Harris and Charles Tribbett



                            LIMITED POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Michael A. Conway his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement of Aon Funds, a Delaware business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission and such other jurisdictions in which the Fund's shares are or are sought to be registered or qualified for sale, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


DATED:   February 27, 2001                  /s/ Diane M. Aigotti
                                            -----------------------------
                                            Diane M. Aigotti

                            LIMITED POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Michael A. Conway his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement of Aon Funds, a Delaware business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission and such other jurisdictions in which the Fund's shares are or are sought to be registered or qualified for sale, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


DATED:   February 27, 2001                  /s/ Ellen S. Alberding
                                            -----------------------------
                                            Ellen S. Alberding

                            LIMITED POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Michael A. Conway his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement of Aon Funds, a Delaware business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission and such other jurisdictions in which the Fund's shares are or are sought to be registered or qualified for sale, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


DATED:   February 27, 2001                  /s/ James H. Harris
                                            -----------------------------
                                            James H. Harris

                            LIMITED POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Michael A. Conway his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement of Aon Funds, a Delaware business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission and such other jurisdictions in which the Fund's shares are or are sought to be registered or qualified for sale, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


DATED:   February 27, 2001                  /s/ Charles A. Tribbett
                                            -----------------------------
                                            Charles A. Tribbett